UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2005

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-13668	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)        Effective as of September 1, 2005, the Certificate of Incorporation of Structured Products Corp. has been duly amended and restated to the effect that the required number of independent directors on the Board of Directors of Structured Products Corp. has changed from two (2) to one (1). The Amended and Restated Certificate of Incorporation is attached as Exhibit 1.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

	1.	Amended and Restated Certificate of Incorporation of Structured Products Corp., filed with the Delaware Secretary of State on September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Mark C. Graham

Name: Mark C. Graham
Title: Authorized Signatory

August 19, 2005

EXHIBIT INDEX

Exhibit		Page
1	Amended and Restated Certificate of Incorporation of Structured Products Corp., filed with the Delaware Secretary of State on September 1, 2005.	5

EXHIBIT 1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STRUCTURED PRODUCTS CORP.

UNDER SECTION 242 AND 245 OF THE GENERAL CORPORATION LAW

The undersigned, being a Director, Vice President and Treasurer of STRUCTURED PRODUCTS CORP., a Delaware corporation (the “Corporation”), does hereby certify as follows:

1.          The name of the Corporation is Structured Products Corp.

2.          The Certificate of Incorporation of the Corporation was filed with the Secretary of State on the 23rd day of November 1992 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State on the 2nd day of December 1994.

3.          The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STRUCTURED PRODUCTS CORP.

ARTICLE I

NAME

The name of the Corporation (the “Corporation”) is STRUCTURED PRODUCTS CORP.

ARTICLE II

REGISTERED OFFICE AND REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such registered office is The Corporation Trust Company.

ARTICLE III

CORPORATE PURPOSES

The purpose for which the Corporation is organized is to engage in the following activities:

(1)

to purchase or otherwise acquire, own, hold, service, sell, assign, pledge and otherwise deal with (i) financial assets, either fixed or revolving, that by their terms convert into cash within a finite period and (ii) any rights or other assets, including rights and other assets designed to assure or support the servicing or timely distribution of proceeds to holders of securities of the Corporation (collectively, “Eligible Assets”);

(2)

to enter into certain derivatives transactions providing for, or to purchase or otherwise acquire, own, hold, sell, assign, pledge and otherwise deal with assets representing interests in, interest rate swaps, currency swaps, floors, caps, collars, and such other assets ancillary or incidental to the foregoing or to Eligible Assets.

(3)

to authorize, issue, sell and deliver (i) multiple series of bonds, notes and other evidences of indebtedness secured or collateralized by Eligible Assets and (ii) other instruments, interests and securities of the Corporation, including bonds, notes and other evidences of indebtedness, that are subordinate to, mature later than and have no right to payment prior to payment in full or default on the related series of securities described in clause (i) of this paragraph (b) (collectively, “Notes”);

(4)

to act as settler or depositor of trusts formed to issue bonds, notes and other evidences of indebtedness or to issue shares, participation certificates or like instruments (“Certificates”), in each case that are secured or collateralized by, or represent interests in, Eligible Assets; and

(5)

to engage in any activity and to exercise any powers permitted to corporations under the General Corporation Law of the State of Delaware that are related or incidental to the foregoing and necessary or convenient to accomplish the foregoing.

The limitations on the Corporation’s business and activities as set out in this Article III may not be altered except upon the affirmative vote of the holders of 100% of the voting power of the outstanding voting stock of the Corporation, voting together as a single class, and the unanimous affirmative vote of all the directors of the Corporation.

ARTICLE IV

INDEPENDENT DIRECTORS

Except as provided below, at all times on and after the issuance of any Note or Certificate by the Corporation or any Trust, the Board of Directors shall include at least one individual who is an Independent Director. An “Independent Director” shall be a Director who is not at such time, and shall have not been at any time during the preceding year, (a) a director, officer, employee or affiliate of any person or entity owning beneficially more than 10% of the outstanding shares of common stock of the Corporation (a “Controlling Entity”) or any of its subsidiaries or affiliates, or of any major creditor thereof, or (b) a person related to any officer director, or employee of any affiliate of the Corporation, nor shall such individual be the beneficial owner at the time of such individual’s appointment as an Independent Director or at any time thereafter while serving as an Independent Director, of more than 1,000 shares in the aggregate of all classes of common stock of Citigroup Inc. or shares representing more than 10% of such individual’s net worth. The term “major creditor” shall mean a financial institution to which a Controlling Entity has outstanding indebtedness for borrowed money in a sum sufficiently large as would reasonably be expected to influence the judgment of the proposed Independent Director adversely to the interests of the Corporation when its interests are adverse to those of a Controlling Entity. An “affiliate” of, or person “affiliated” with, a specified person, is a person that (x) owns beneficially, directly or indirectly, 10% or more of the outstanding shares of common stock of such person or (y) directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. In the event of the death, incapacity, resignation or removal of any Independent Director such that there are no Independent Directors then in office, the Board of Directors shall promptly appoint an Independent Director to the Board of Directors; provided, however, that the Board of Directors shall not vote on or consent to any matter (other than the appointment of an Independent Director if there are no Independent Directors then in office) unless and until at least one Independent Director serves on the Board.

ARTICLE V

CAPITAL STOCK

The total number of shares of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value 5.01 per share.

ARTICLE VI

ELECTION OF DIRECTORS

Elections of directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE VII

POWERS OF BOARD OF DIRECTORS

In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have the power to adopt, amend and repeal from time to time the By-laws of the Corporation.

ARTICLE VIII

CORPORATE LIABILITIES

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation’s debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

ARTICLE IX

EXISTENCE

The corporation is to have perpetual existence.

ARTICLE X

INDEMNIFICATION

The Corporation may indemnify, to the full extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, all persons who may be indemnified pursuant thereto.

ARTICLE XI

NO DIRECTOR LIABILITY

(a)

To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

(b)

In addition to any requirements of law and any other provisions herein or in the terms of any class or series of capital stock having a preference over the common stock of the Corporation as to dividends or upon liquidation (and notwithstanding that a lesser percentage may be specified by law), the affirmative vote of the holders of 100% of the voting power of the outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, alter or repeal any provision of this Article.

ARTICLE XII

CORPORATE PROCEDURES

The books of the Corporation may (subject to any statutory requirements) be kept at such place whether within or outside the State of Delaware as may be designated by the Board of Directors or in the By-Laws of the Corporation. The Corporation shall maintain its financial and accounting books and records separate from those of any direct or ultimate parent of the Corporation. The Corporation shall pay from its assets all obligations and indebtedness of any kind incurred by the Corporation, and shall not pay from its assets any obligations or indebtedness of any direct or ultimate parent of the Corporation. The Corporation will at all times conduct its business from an office separate from that of its parent.

ARTICLE XIII

CORPORATE RESTRICTIONS

Without the prior consent of the Independent Director(s) and unanimous affirmative vote of all of its directors, the Corporation shall not:

(a)

institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as required by law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action;

(b)	dissolve or liquidate, in whole or in part; merge or consolidate with or into any other entity, or convey or transfer all or substantially all of its properties and assets to any other entity unless:
(i)

the entity (if other than the Corporation) formed or surviving the consolidation or merger or which acquires the properties and assets of the Corporation is organized and existing under the laws of any State of the United States or the District of Columbia, expressly assumes the due and punctual payment or performance of, any and all obligations of the Corporation, including those obligations of the Corporation under any agreement, indenture, note, bond or other evidence of indebtedness or participation certificate or other security and has a Certificate of Incorporation containing provisions of Articles III, IV, VII, XII, XIII and XIV; and

(ii)

immediately after giving effect to the transaction, no default or event of default has occurred and is continuing under any material indebtedness of the Corporation or any agreements relating to such indebtedness; or

(c)	incur, assume or guarantee any indebtedness for borrowed money or for the deferred purchase price of goods or services except as specifically provided herein.

ARTICLE XIV

RESERVATION OF RIGHT TO AMEND

CERTIFICATE OF INCORPORATION

Without the prior notification to each nationally recognized rating agency which has been requested by the Corporation to rate any issue of Certificates or any series or class of Notes and which is then rating such Certificates or Notes, the Corporation shall not amend, alter, change or repeal Articles III, IV, XII, XIII or this Article XIV. Subject to the foregoing limitation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all the provisions of this Certificate of Incorporation and all rights, preferences and powers of whatsoever nature conferred on stockholders, directors, officers or any other persons whosoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XIV are subject to this reserved power.

ARTICLE XV

AMENDED AND RESTATED CERTIFICATE

This amendment to the Certificate of Incorporation of the Corporation was authorized by unanimous written consent of the Board of Directors of the Corporation in lieu of a meeting of said Board pursuant to Section 141(f) of the Delaware General Corporation Law, effective as of the 19th day of August, 2005, followed by the affirmative vote of the holders of a majority of the voting power of the outstanding voting stock of the Corporation entitled to vote thereon, by unanimous written consent in lieu of a meeting pursuant to Sections 228 and 242 of the Delaware General Corporation Law, effective as of the 19th day of August, 2005.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 19th day of August, 2005.

/s/ Mark C. Graham
Mark C. Graham Financial Officer, Authorized Signatory